                                                                    EXHIBIT 10.R

               AMENDMENT NO. 10 TO THE LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 10 to the Loan and Security Agreement dated as of March __, 2003 ("Amendment No. 10") by and between NAPCO SECURITY SYSTEMS, INC., a New York corporation having a place of business at 333 Bayview Avenue, Amityville, New York 11701 (the "Debtor") and HSBC BANK USA f/k/a MARINE MIDLAND BANK, having a place of business at 534 Broad Hollow Road, Melville, New York 11747 (the "Secured Party").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, as of May 12, 1997, Debtor and Secured Party had entered into a certain loan and security agreement, as amended by amendment no. 1 to the loan and security agreement dated as of May 28, 1998, as amended by amendment no. 2 to the loan and security agreement dated as of June 30, 1999, as amended by amendment no. 3 to the loan and security agreement dated as of February 9, 2000, as amended by amendment no.4 to the loan and security agreement dated as of July 27, 2000, as amended by amendment no. 5 to the loan and security agreement dated as of September 22, 2000, as amended by amendment no. 6 to the loan and security agreement dated as of November 22, 2000, as amended by amendment no. 7 to the loan and security agreement dated as of February 14, 2001, as amended by amendment no. 8 to the loan and security agreement dated as of May 15, 2001, as mended by amendment no. 9 to the loan and security agreement dated as of September 30, 2001, as may be amended from time to time (the "Agreement");

         WHEREAS, the Debtor has requested that (i) the Secured Party modify certain financial covenants and the Secured Party has agreed to do so, in the manner set forth below, and (ii) the Secured Party extend a $1,250,000 term loan to Borrower ("2003 Term Loan") provided however, that, among other things, Debtor execute this Amendment No. 10.

         NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Transaction Documents" contained in Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:

                  TRANSACTION DOCUMENTS means, individually, jointly, severally and collectively, the Agreement (including all amendments to date, including this Amendment No. 10), the term loan note dated as of even date hereof by Debtor in favor of Secured Party evidencing the 2003 Term Loan, as the same may be extended, re-executed, modified or otherwise amended from time to time, and all documents, instruments, notes and agreements by Debtor, Continental Systems or any other Third Party or any Responsible Party in favor of Secured Party, whether in existence now or hereinafter created, executed and delivered to Secured Party, as the same may be extended, re-executed, modified or otherwise amended from time to time, including, without limitation, the Term Loan Note, the Continental Term Loan Note, the Note, collateral documents, letter of credit agreements, notes, acceptance credit agreements, security agreements, pledges, guaranties, mortgages, title insurance, assignments, and subordination agreements required to be executed by Debtor, Continental Systems any other Third Party, or any Responsible Party pursuant hereto or in connection herewith, or in connection with a letter of credit application and reimbursement agreement, each dated as of May 12, 1997, as may be reaffirmed or restated from time to time, a certain uncommitted trade line established by Secured Party in favor of Debtor to provide for commercial and standby letters of credit, evidenced by, among other documents, a continuing letter of credit agreement, and a continuing indemnity agreement, each dated as of May 12, 1997, as may be re-executed, amended, extended or otherwise modified from time to time, the Term Loan Note in the principal sum of $2,500,000.00, as may be extended or otherwise modified from time to time, the Note, the Continental Term Loan Note in the principal sum of $8,250,000, that certain ISDA master agreement dated as of July 27, 2000 by and between Continental Systems and Secured Party, inclusive of all schedules thereto, as the same may be modified from time to time (the "Master Agreement") and all such other mortgages, security agreements, guaranties and other documents as may be executed and delivered to Secured Party to evidence, guaranty and secure the Continental Term Loan Note, and the obligations thereunder, as may be extended or otherwise modified from time to time, and uncommitted line of credit facility to be used by Debtor to finance certain acquisitions, as may be executed and delivered to Secured Party from time to time to evidence and secure the obligations under such facilities pursuant to the terms that the Secured Party shall request, and all other documents, agreements, reaffirmations, certificates and resolutions related thereto, and amendments or supplements thereto, all such other agreements, resolutions, certificates, resolutions and opinion letters executed and/or issued as a condition precedent to or in connection with the Agreement, the Term Loan Note, Note, the Continental Term Loan Note, and all such other documents, agreements, and instruments delivered hereunder or as a supplement or amendment thereto or as Secured Party may reasonably require from time to time in order to evidence, guaranty and/or secure any and all indebtedness of Debtor and/or Continental Systems, as the case may be, to Secured Party or to create, perfect, continue the perfection or protect the Secured Party's security interest in the Collateral or any of the other collateral specified in the other Transaction Documents.

         2. Section 9.26. (b) and Section 9.26. (g) of the Agreement are hereby amended in their entirety to read as follows:

                           (b) The Debtor and its Consolidated Subsidiaries
                  shall maintain, on a consolidated basis, a minimum Tangible Net Worth (to be tested quarterly based upon the financial statements required to be presented to Secured Party pursuant to Section 9.1. hereof) of not less than:

                           (i) during the period commencing on October 1, 2002 through December 31, 2002, $21,000,000, and

                           (ii) during the period commencing on January 1, 2003 through March 31, 2003, $21,470,000, and

                           (iii) during the period commencing on April 1, 2003 through June 30, 2003, and thereafter while any Indebtedness remains outstanding, $23,040,000.

                           (iv) during the period commencing on July 1, 2003 through September 30, 2003, not less than the actual Tangible Net Worth at 6/30/2003 minus $630,000, and

                           (v) during the period commencing on October 1, 2003 through December 31, 2003, not less than the actual Tangible Net Worth at 6/30/2003 minus $865,000, and

                           (vi) during the period commencing on January 1, 2004 through March 31, 2004, not less than the actual Tangible Net Worth at 6/30/2003 minus $390,000, and

                           (vii) during the period commencing on April 1, 2004 through June 30, 2004, not less than the actual Tangible

                           Net Worth at 6/30/2003 plus $880,000.

                           (g) The Debtor and its Consolidated Subsidiaries
                  shall maintain, on a consolidated basis, a ratio of Funded Debt to EBIDTA (to be tested quarterly, on a rolling four quarter basis, based upon the financial statements required to be presented to Secured Party pursuant to Section 9.1 hereof):

                           (i) of not greater than 5.51 to 1 from October 1, 2002 through the period ending March 31, 2003, and

                           (ii) of not greater than 5.00 to 1 from April 1, 2003 through the period ending June 30, 2003, and

                           (iii) of not greater than 4.45 to 1 from July 1, 2003 and thereafter while any Indebtedness remains outstanding.

         3. As an inducement to the Bank modifying some of the provisions of
Section 9.26. of the Agreement pursuant to the terms hereof, Debtor represents and warrants to Secured Party that, as of the date of execution of this Amendment No. 10, (i) the representations and warranties set forth in Article 4 of the Agreement and the representations and warranties of Debtor and any Third Party set forth in the other Transaction Documents to which any is a party are true and correct in all respects, (ii) no event has occurred and is continuing which constitutes an "Event of Default" under any of the Transaction Documents (as "Event of Default" is defined in each of those Transaction Documents"),
(iii) Debtor is in compliance with the covenants set forth in Articles 9 and 10 of the Agreement, as modified herein; and(iv) Debtor will pay Secured Party's reasonable legal fees and disbursements thereof.

         4. Debtor represents and warrants to Secured Party that there are no offsets, defenses or counterclaims to the payment of the Indebtedness owing Secured Party, including the Advances, and to the continuing general security interest in the Collateral granted to Secured Party by Debtor as security for payment of the Indebtedness, as fully described in the Agreement.

         5. Except as modified herein, all other provisions of the Agreement and the other Transaction Documents remain unmodified and are in full force and effect.

         6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

         7. This Amendment No. 10 shall be governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 10 to the Loan and Security Agreement as of the day and year first above written.

                                    HSBC BANK USA f/k/a MARINE MIDLAND BANK

                                    By: /s/ Roger Coleman
                                        ----------------------------------------
                                            Roger Coleman
                                            Vice President

                                    NAPCO SECURITY SYSTEMS, INC.

                                    By: /s/ Kevin S. Buchel
                                        ----------------------------------------
                                            Kevin Buchel
                                        Senior Vice President

STATE OF NEW YORK )
                  ) SS:
COUNTY OF SUFFOLK )

On this 13th day of March, 2003, before me, the undersigned, a Notary Public in and for said State, personally came ROGER COLEMAN, personally known to me or proved to me on the basis of satisfactory evidence to be the person, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or entity upon behalf of which the person acted executed the instrument.

                                    /S/ Michelle Lin
                                    --------------------------------------------
                                    Notary Public

STATE OF NEW YORK )
                  ) SS:
COUNTY OF SUFFOLK )

On this 17th day of March, 2003, before me, the undersigned, a Notary Public in and for said State, personally came KEVIN BUCHEL personally known to me or proved to me on the basis of satisfactory evidence to be the person, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or entity upon behalf of which the person acted executed the instrument.

                                    /s/ Linda Patsakos
                                    --------------------------------------------
                                    Notary Public